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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2001


                                 FOILMARK, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                      000-24234               113101034
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No. )

 5 Malcolm Hoyt Drive, Newburyport, MA                                  01950
 -------------------------------------                                  -----
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (978) 462-7300

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Item 5.  Other Events

         On April 10, 2001, Foilmark, Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Illinois Tool Works Inc., a Delaware corporation ("ITW"), Dudley Acquisition Inc., a Delaware corporation and wholly owned subsidiary of ITW ("Purchaser"), and the Company.

         Pursuant to the Merger Agreement, Purchaser will offer to purchase, through a cash tender offer, all of the outstanding shares of the Company's common stock, for $6.36 per share. The cash tender will commence no later than April 24, 2001, and is not subject to any financing condition. Following the tender offer, subject to the terms of the Merger Agreement, Purchaser will merge with the Company. In the merger, the Company's stockholders will receive $6.36 per share in cash for each share of the Company's common stock. The offer is conditioned upon, among other things, there being tendered and not withdrawn prior to the expiration date of the offer at least a majority of the outstanding voting securities of the Company on a fully-diluted basis. The offer will expire twenty (20) business days after it is commenced, but it may be extended by Purchaser under certain circumstances. The acquisition is subject to regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act and other customary conditions.

         The Merger Agreement was approved by a unanimous vote of those directors present at a meeting of the Company's Board of Directors. Certain stockholders of the Company (the "Stockholders"), who own approximately 36% of the issued and outstanding shares of common stock of the Company, have agreed, pursuant to Stock Option and Tender Agreements each dated as of April 10, 2001 (collectively the "Tender Agreements") between ITW and each of the Stockholders, to tender all their respective shares and to vote all their respective shares in favor of the merger and against any alternative acquisition proposal. In addition, the Stockholders have granted ITW an option to purchase and a proxy to vote their respective shares exercisable under certain conditions.

         The Company and certain stockholders and directors of the Company party to that certain Voting Agreement dated as of April 23, 1999 (the "Voting Agreement") have also entered into a Waiver and Termination of Voting Agreement dated as of April 10, 2001 (the "Waiver Agreement"). Under the terms of the Waiver Agreement, each party has agreed to waive any provision of the Voting Agreement to the extent such provision is inconsistent with the proxies granted in the Tender Agreements.

         The foregoing descriptions of the Merger Agreement, the Tender Agreements and the Waiver Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Tender Agreements and the Waiver Agreement, copies of which are attached Exhibits 2.1 through 2.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Voting Agreement has been filed as an exhibit to the Company's Current Report on Form 8-K filed on May 5, 1999 and is incorporated herein by reference. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7            Financial Statements and Exhibits

(c)      Exhibits.

Exhibit No.                     Description

  2.1 Agreement and Plan of Merger, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Foilmark, Inc.

  2.2 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Martin A. Olsen

  2.3 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Gloria Olsen

  2.4 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Frank J. Olsen, Jr.

  2.5 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Estate of Frank J. Olsen, Sr.

  2.6 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Carol J. Robie

  2.7 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Edward D. Sullivan

  2.8 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Overseas Private Investor Partners

  2.9 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Bradford Venture Partners, L.P.

  2.10 Waiver and Termination of Voting Agreement, dated as of April 10, 2001, by and among Foilmark, Inc. and certain shareholders and directors of Foilmark party to that certain Voting Agreement dated as of April 23, 1999 and incorporated here by reference to Foilmark, Inc.'s Current Report on Form 8-K filed with the Commission on May 5, 1999

  99.1 Joint Press Release issued by Foilmark, Inc. and Illinois Tool Works Inc. on April 11, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Foilmark, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2001             FOILMARK, INC.


                                 By: /s/ Philip Leibel
                                    ----------------------------------------
                                 Name:    Philip Leibel
                                 Title:   Vice President and Chief Financial
                                          Officer


























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                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

  2.1 Agreement and Plan of Merger, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Foilmark, Inc.

  2.2 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Martin A. Olsen

  2.3 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Gloria Olsen

  2.4 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Frank J. Olsen, Jr.

  2.5 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Estate of Frank J. Olsen, Sr.

  2.6 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Carol J. Robie

  2.7 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Edward D. Sullivan

  2.8 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Overseas Private Investor Partners

  2.9 Stock Option and Tender Agreement, dated as of April 10, 2001, by and among Illinois Tool Works Inc., Dudley Acquisition Inc. and Bradford Venture Partners, L.P.

  2.10 Waiver and Termination of Voting Agreement, dated as of April 10, 2001, by and among Foilmark, Inc. and certain shareholders and directors of Foilmark party to that certain Voting Agreement dated as of April 23, 1999 and incorporated here by reference to Foilmark, Inc.'s Current Report on Form 8-K filed with the Commission on May 5, 1999

  99.1 Joint Press Release issued by Foilmark, Inc. and Illinois Tool Works Inc. on April 11, 2001


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